EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS

         I consent to the reference to our firm under the caption "Experts" in the Registration Statement on Form S-8 and to the incorporation by reference therein of our report dated April 15, 2004, with respect to the financial statements of DirectView, Inc. included in its Annual Report on Form 10-KSB for the year ended December 31, 2003, filed with the Securities and Exchange Commission.



                                                     SHERB & CO., LLP
                                                     Certified Public Accountant



New York, New York
May 20, 2004